Portland General Electric EARNINGS CONFERENCE CALL THIRD QUARTER 2024 Exhibit 99.2

Cautionary statement Information Current as of October 25, 2024 Except as expressly noted, the information in this presentation is current as of October 25, 2024 – the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 - and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law. Forward-Looking Statement Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward- looking statements represent our estimates and assumptions as of the date of this report. The Company assumes no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors. Forward-looking statements include statements regarding the Company's full-year earnings guidance (including assumptions and expectations regarding annual retail deliveries, average hydro conditions, wind generation, normal thermal plant operations, operating and maintenance expense and depreciation and amortization expense) as well as other statements containing words such as "anticipates," "assumptions," "based on," "believes," "conditioned upon," "considers," "could," "estimates," "expects," “expected,” "forecast," "goals," "intends," "needs," "plans," "predicts," "projects," "promises," "seeks," "should," "subject to," "targets," "will continue," "will likely result," or similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including, without limitation: the timing or outcome of various legal and regulatory actions; changing customer expectations and choices that may reduce demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the Company's generation and battery storage facilities, including hydro conditions, wind conditions, disruption of transmission and distribution, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; delays in the supply chain and increased supply costs (including application of tariffs impacting solar module imports), failure to complete capital projects on schedule or within budget, failure of counterparties to perform under agreement, or the abandonment of capital projects, which could result in the Company's inability to recover project costs, or impact our competitive position, market share, revenues and project margins in material ways; default or nonperformance of counterparties from whom PGE purchases capacity or energy, which require the purchase of replacement power and renewable attributes at increased costs; complications arising from PGE’s jointly-owned plant, including ownership changes, regulatory outcomes or operational failures; changes in, and compliance with, environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy market conditions, which could affect the availability, cost and required collateral for purchased power and fuel; changes in the availability and price of wholesale power and fuels; changes in customer growth, or demographic patterns, including changes in load resulting in future transmission constraints, in PGE’s service territory; changes in capital and credit market conditions, including volatility of equity markets as well as changes in PGE’s credit ratings and outlook on such credit ratings, reductions in demand for investment-grade commercial paper or interest rates, which could affect the access to and availability or cost of capital and result in delay or cancellation of capital projects or execution of the Company’s strategic plan as currently envisioned; general economic and financial market conditions, including inflation; the effects of climate change, whether global or local in nature; unseasonable or severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, third party liability or that may affect energy costs or consumption; the effectiveness of PGE’s risk management policies and procedures; PGE’s ability to effectively implement Public Safety Power Shutoffs (PSPS) and de-energize its system in the event of heightened wildfire risk; cybersecurity attacks, data security breaches, physical attacks and security breaches, or other malicious acts against the Company or against Company vendors, which could disrupt operations, require significant expenditures, or result in claims against the Company; employee workforce factors, including potential strikes, work stoppages, transitions in senior management, and the ability to recruit and retain key employees and other talent and turnover due to macroeconomic trends; widespread health emergencies or outbreaks of infectious diseases, which may affect our financial position, results of operations and cash flows; failure to achieve the Company’s greenhouse gas emission goals or being perceived to have either failed to act responsibly with respect to the environment or effectively responded to legislative requirements concerning greenhouse gas emission reductions; social attitudes regarding the electric utility and power industries; political and economic conditions; acts of war or terrorism; changes in financial or regulatory accounting principles or policies imposed by governing bodies; new federal, state, and local laws that could have adverse effects on operating results; and risks and uncertainties related to generation and transmission projects, including, but not limited to, regulatory processes, transmission capabilities, system interconnections, permitting and construction delays, legislative uncertainty, inflationary impacts, supply costs and supply chain constraints. As a result, actual results may differ materially from those projected in the forward-looking statements. Risks and uncertainties to which the Company are subject are further discussed in the reports that the Company has filed with the United States Securities and Exchange Commission (SEC). These reports are available through the EDGAR system free-of-charge on the SEC’s website, www.sec.gov and on the Company’s website, investors.portlandgeneral.com. Investors should not rely unduly on any forward-looking statements. 2

Topics for today’s call 3 Business Update Maria Pope, President and CEO • Financial and operational results • Third quarter highlights Financial Update Joe Trpik, Senior VP of Finance and CFO • Load growth and economy • Q3 2024 earnings drivers • Capital investments and resource planning update • Liquidity and financing • 2025 General rate case update

Third quarter 2024 financial results

Updating

- 2024 adjusted earnings guidance from $2.98 to $3.18 to $3.08 to $3.18 per diluted share

Reaffirming

- 2024 load growth of 2% to 3%, weather adjusted
- Long-term load growth of 2%, through 2027
- Long-term EPS growth of 5% to 7% off 2022 non-GAAP adjusted base year
- 5% to 7% long-term dividend growth (1)

	Q3 2024	Q3 2023	2024 YTD	2023 YTD
GAAP net income (in millions)	$94	$47	$275	$160
GAAP diluted earnings per share (EPS)	$0.90	$0.46	$2.67	$1.65
Exclusion of January 2024 storm costs (2)	-	-	$0.18	-
Exclusion of 2020 Boardman revenue requirement refund charge(2)	-	-	-	$0.07
Tax effect (3)	-	-	($0.05)	($0.02)
Non-GAAP adjusted diluted earnings per share	$0.90	$0.46	$2.80	$1.70



Quarterly Diluted EPS
$1.21(2)
$1.08
$0.69
$0.90
$0.28 –
$0.38(5)
Q1
Q2
Q3
Q4

2024 Earnings Guidance
$3.08 - $3.18
2024E Accounting ROE(5)(6)
9.1% - 9.4%



Quarterly Diluted EPS
$0.80
$0.44(2)
$0.39
$0.46
$0.67
Q1
Q2
Q3
Q4

2023 GAAP Diluted EPS(4)
$2.33

2023 Non-GAAP Diluted EPS(4)
$2.38

2023 Accounting ROE(6)
7.5%

(1) The amount and timing of dividends payable and the dividend policy are at the sole discretion of the Portland General Electric Board of Directors and, if declared and paid, dividends may be in amounts that are less than projected
(2) PGE believes that excluding the effects of the previously disclosed January 2024 storm costs and Boardman revenue requirement refund deferral charge provides a meaningful representation of the Company's comparative earnings and reflects the present operating financial performance (see appendix for important information about non-GAAP measures)
(3) Tax effects were determined based on the Company's full-year blended federal and state statutory tax rate
(4) Quarterly values may not sum to 2023 totals due to rounding
(5) Q4 2024 EPS estimate and 2024 Accounting ROE range calculated based on 2024 earnings guidance of $3.08 to $3.18
(6) Return on average equity

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Q3 highlights and 2024 outlook 5 Advancing toward a clean energy future Filed a final shortlist for the 2023 All-Source RFP, which included projects ranked in two groups, prioritized based on price scoring evaluationRFP PGE is increasingly well positioned to achieve our 5% to 7% long term earnings growth rate We remained focused on customer growth, capital investments and operational discipline Customer programs For the 15th year, PGE’s voluntary renewable energy program, Green Future, was ranked number one by the U.S. Department of Energy’s National Renewable Energy Laboratory for the largest participation of business and residential customers in a renewables program of any electric utility in the U.S. #1 Load growth 2024 year-to-date energy deliveries for the Industrial class increased 9% from 2023, weather adjusted, driven by continued high-tech and data center growth 9% 2024 year-to-date energy deliveries in total increased 2.5% from 2023, weather adjusted2.5% Group A - 375 MW renewable - 400 MW BESS Group B - 885 MW BESS

Q3 2024 earnings bridge 6 Q3 2023 GAAP EPS Note: Dollar values are earnings per diluted share OtherNet variable power costs Retail revenue Q3 2024 GAAP EPS O&M 2024 January Storm Earnings Test Release

Note: Dollar values in millions. Capital expenditures exclude allowance for funds used during construction. These are projections based on assumptions of future investment. Actual amounts expended will depend on various factors and may differ materially from the amounts reflected in this capital expenditure forecast (1) Values presented do not include incremental potential investments for future RFP cycles Reliability and resiliency investments Capital expenditures forecast(1) $160 $160 $165 $170 $175 $670 $615 $610 $600 $625 $90 $125 $120 $120 $120 $235 $155 $130 $195 $255 $265 $435 2024 2025 2026 2027 2028 Generation Distribution General, Technology, Strategic BESS Projects Transmission $1,155$1,150 $1,355 $1,285 $1,250 7

Liquidity and financing

Total Liquidity: $1,023 million
as of September 30, 2024 (dollars in millions)


Cash
$35
Letters of Credit
$238
Credit Facilities
$750

Ratings	S&P	Moody's
Senior Secured	A	A1
Senior Unsecured	BBB+	A3
Commercial Paper	A-2	P-2
Outlook	Stable	Negative

Actual and expected 2024 debt financings (dollars in millions)	Q1	Q2	Q3	Q4
Long-term debt	$450			$300

Estimated equity financings (dollars in millions)	2024 - 2026
Base equity	~$300/year
Equity for potential RFP ownership	Financed in line with 50/50 capital structure

ATM Programs

- Priced $300 million[1] of the current ATM facility to meet 2024 base equity needs, with $178 million settled to date
- Entered into a new ATM facility for up to $400 million[2] to support future base and potential RFP ownership equity needs

(1) PGE entered into an at-the-market offering program in the second quarter of 2023. In March 2024, the Company issued 1,714,972 shares pursuant to the agreements and received net proceeds of $78 million. In 2024, PGE entered into additional forward sale agreements with forward counterparties, exhausting the $300 million facility. In the third quarter of 2024, the Company issued 2,351,070 shares pursuant to the agreements and received net proceeds of $100 million. The Company could have physically settled the remaining amount by delivering 2,788,431 shares in exchange for cash of $118 million as of September 30, 2024. Any proceeds from the issuances of common stock will be used for general corporate purposes and investments in renewables and non-emitting dispatchable capacity

(2) On July 26, 2024, PGE entered into an equity distribution agreement under which it could sell up to $400 million of its common stock through at the market offering programs. The Company has not yet transacted under this program. Any proceeds from the issuances of common stock will be used for general corporate purposes and investments in renewables and non-emitting dispatchable capacity

8

Appendix

This presentation contains certain non-GAAP measures, such as adjusted earnings, adjusted EPS and adjusted earnings guidance. These non-GAAP financial measures exclude significant items that are generally not related to our ongoing business activities, are infrequent in nature, or both. PGE believes that excluding the effects of these items provides a meaningful representation of the Company’s comparative earnings per share and enables investors to evaluate the Company’s ongoing operating financial performance. Management utilizes non-GAAP measures to assess the Company’s current and forecasted performance, and for communications with shareholders, analysts and investors. Non-GAAP financial measures are supplementary information that should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. Items in the periods presented, which PGE believes impact the comparability of comparative earnings and do not represent ongoing operating financial performance, include the following: • 2024: Non-deferrable Reliability Contingency Event (RCE) costs resulting from the January 2024 winter storm • 2023: Boardman revenue requirement settlement charge associated with the year ended 2020, resulting from the OPUC’s 2022 GRC Final Order Due to the forward-looking nature of PGE’s non-GAAP adjusted earnings guidance, and the inherently unpredictable nature of items and events which could lead to the recognition of non-GAAP adjustments (such as, but not limited to, regulatory disallowances or extreme weather events), management is unable to estimate the occurrence or value of specific items requiring adjustment for future periods, which could potentially impact the Company’s GAAP earnings. Therefore, management cannot provide a reconciliation of non-GAAP adjusted earnings per share guidance to the most comparable GAAP financial measure without unreasonable effort. For the same reasons, management is unable to address the probable significance of unavailable information. PGE’s reconciliation of non-GAAP earnings for the three months ended March 31, 2024, the nine months ended September 30, 2024, the three months ended June 30, 2023 , and the year ended December 31, 2023 are on the following slide. 10 Non-GAAP financial measures

Non-GAAP Earnings Reconciliation for the three months ended March 31, 2024 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the three months ended March 31, 2024 $109 $1.08 Exclusion of January 2024 storm costs 19 0.18 Tax effect (1) (5) (0.05) Non-GAAP as reported for the three months ended March 31, 2024 $123 $1.21 Non-GAAP financial measures (1) Tax effects were determined based on the Company’s full-year blended federal and state statutory tax rate 11 Non-GAAP Earnings Reconciliation for the three months ended June 30, 2023 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the three months ended June 30, 2023 $39 $0.39 Exclusion of Boardman revenue requirement settlement charge 7 0.07 Tax effect (1) (2) (0.02) Non-GAAP as reported for the three months ended June 30, 2023 $44 $0.44 Non-GAAP Earnings Reconciliation for the year ended December 31, 2023 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the year ended December 31, 2023 $228 $2.33 Exclusion of Boardman revenue requirement settlement charge 7 0.07 Tax effect (1) (2) (0.02) Non-GAAP as reported for the year ended December 31, 2023 $233 $2.38 Non-GAAP Earnings Reconciliation for the nine months ended September 30, 2024 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the nine months ended September 30, 2024 $275 $2.67 Exclusion of January 2024 storm costs 19 0.18 Tax effect (1) (5) (0.05) Non-GAAP as reported for the nine months ended September 30, 2024 $289 $2.80